UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  March 18, 2008

EXACT SCIENCES CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-32179	02-0478229
(Commission File Number)	(IRS Employer Identification No.)

100 Campus Drive, Marlborough, Massachusetts	01752
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (508) 683-1200

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                             Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)           On March 18, 2008, Patrick J. Zenner, the Executive Chairman of the Board of Directors of EXACT Sciences Corporation (the “Company”), stepped down from his position as interim Chief Executive Officer of the Company.  Mr. Zenner retained his current position on the Board of Directors of the Company.

(c)           On March 18, 2008, the Company promoted Jeffrey R. Luber to President and Chief Executive Officer, to serve until his successor is duly elected and qualified or until his earlier resignation or removal.  Mr. Luber, age 41, has served as President since July 2007, Senior Vice President, Chief Financial Officer and Treasurer from April 2006 to July 2007, and as General Counsel and Secretary from November 2002 to July 2007.  From February 2000 to November 2002, Mr. Luber served as Vice President of Finance and Administration, Legal Counsel and Secretary for Kaon Interactive Inc.  From March 1999 to February 2000, Mr. Luber was General Counsel for Community Rehab Centers, a private outpatient physical therapy company with operations in several states.  From December 1996 to March 1999, Mr. Luber was employed by Concentra Managed Care, Inc., a publicly-traded nationwide provider of managed care services, most recently as Assistant Vice President and Associate General Counsel.  Mr. Luber received his BS in business administration from Southern Connecticut State University, and his J.D. and M.B.A. from Suffolk University.

(d)           On March 18, 2008, based on the recommendation of the Corporate Governance and Nominating Committee of the Company, the Board of Directors of the Company elected Jeffrey R. Luber to its Board of Directors. Mr. Luber has not been elected to any committees of the Company’s Board of Directors.  There are no understandings or arrangements between Mr. Luber and any other person pursuant to which Mr. Luber was elected as a director.

Item 7.01               Regulation FD Disclosure.

On March 18, 2008, EXACT Sciences Corporation issued a press release, a copy of which is being furnished as Exhibit 99.1 to this Report on Form 8-K.

The information in this Item 7.01 and Exhibit 99.1 attached hereto is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01               Financial Statements and Exhibits.

(d)	Exhibits:

	99.1	Press Release issued by the registrant on March 18, 2008, furnished herewith.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXACT Sciences Corporation

March 18, 2008	By:	/s/ Charles R. Carelli, Jr.
Charles R. Carelli, Jr.
Senior Vice President, Chief Financial
Officer, Treasurer and Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release issued by the registrant on March 18, 2008, furnished herewith.